THE AEGIS FUNDS
Aegis High Yield Fund

Supplement Dated July 29, 2004 to the
Prospectus dated January 1, 2004

The investment adviser to the Fund recently changed its corporate name from Berno, Gambal & Barbee, Inc. to Aegis Financial Corporation. Accordingly, any mention of Berno, Gambal & Barbee, Inc. in the Prospectus or in any other Aegis Funds document is understood to mean and to be replaced with Aegis Financial Corporation.